UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 11, 2005

Date of Earliest Event Reported: August 11, 2005

The Pep Boys - Manny, Moe & Jack

(Exact name of registrant as specified in charter)

Pennsylvania	1-3381	23-0962915
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer ID number)

3111 W. Allegheny Ave. Philadelphia, PA		19132
(Address of principal executive offices)		(Zip code)

215-430-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under theSecurities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition

On August 11, 2005, the Company issued a press release that announced its earnings for the fiscal quarter ended July 30, 2005.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01        Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No. 99.1           Press release dated August 11, 2005.

Exhibit No. 99.2           Unaudited supplemental financial data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS - MANNY, MOE & JACK

By:	/s/ Harry F. Yanowitz
Harry F. Yanowitz
Senior Vice President and
Chief Financial Officer

Date:  August 11, 2005